Exhibit 24.1


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 5, 1997       By:  /s/ Thomas J. Barrack, Jr.
                              Print Name:  Thomas J. Barrack, Jr.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 6, 1997       By:  /s/ Lloyd Bentsen
                              Print Name:  Lloyd Bentsen

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 7, 1997       By:  /s/ D. Bonderman
                              Print Name:  D. Bonderman

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 7, 1997       By:  /s/ Pat Foley
                              Print Name:  Pat Foley

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 5, 1997       By:  /s/ Douglas McCorkindale
                              Print Name:  Douglas McCorkindale

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 7, 1997       By:  /s/ George G.C. Parker
                              Print Name:  George G.C. Parker

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:                         By:  /s/ Richard W. Pogue
                              Print Name:  Richard W. Pogue

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 6, 1997       By:  /s/ William Price
                              Print Name:  William Price

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 5, 1997       By:  /s/ Donald L. Sturm
                              Print Name:  Donald L. Sturm

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 5, 1997       By:  /s/ Karen Hastie Williams
                              Print Name:  Karen Hastie Williams

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 5, 1997       By:  /s/ Charles A. Yamarone
                              Print Name:  Charles A. Yamarone